                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.          )

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement        / / Confidential, for Use of the
                                               Commission Only (as permitted by
   /X/  Definitive Proxy Statement             Rule 14a-6(e)(2))

   / /  Definitive Additional Materials

   / /  Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Engineered Support Systems, Inc.
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              (Name of Registrant as Specified in Its Charter)

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     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   /X/  No Fee required

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   (5)  Total fee paid:

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   / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                        NOTICE OF THE ANNUAL MEETING OF

                              THE SHAREHOLDERS OF

                        ENGINEERED SUPPORT SYSTEMS, INC.

                                                        St. Louis, Missouri
                                                          February 4, 1997



TO:   THE SHAREHOLDERS OF
      ENGINEERED SUPPORT SYSTEMS, INC.

      The Annual Meeting of Shareholders of Engineered Support Systems, Inc. will be held at the offices of Engineered Support Systems, Inc., ("Company") 1270 North Price Road, St. Louis, Missouri 63132, on Thursday, March 6, 1997 at 10:00 a.m. for the purpose of considering and voting upon the following matters:

      1.  The election of three (3) directors to hold office for three
      (3) years;

      2.  The approval of the Engineered Support Systems, Inc. 1997
      Stock Option Plan for Nonemployee Directors and the allocation of 50,000 shares of Engineered Support Systems, Inc. Common Stock to the Stock Option Plan; and,

      3. To transact such other business, if any, as lawfully may be brought before the meeting, or any adjournment thereof.

      A proxy statement, proxy, and a copy of the Company's Annual Report for the year ended October 31, 1996, accompany this Notice of the Annual Meeting of the Shareholders.

      We encourage all shareholders to attend the 1997 Annual Meeting of Shareholders at the offices of the Company. For security purposes, if you plan to attend, you must notify the Corporate Secretary of your intent to do so by Friday, February 28, 1997.


                              ENGINEERED SUPPORT SYSTEMS, INC.


                              /s/ Michael F. Shanahan, Sr.

                              By Michael F. Shanahan, Sr.
                              Chairman and Chief Executive Officer


/s/ Gary C. Gerhardt

Gary C. Gerhardt
Secretary





      EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. A RETURN ENVELOPE WHICH DOES NOT REQUIRE POSTAGE, IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                        ENGINEERED SUPPORT SYSTEMS, INC.
                             1270 NORTH PRICE ROAD
                           ST. LOUIS, MISSOURI, 63132

                                PROXY STATEMENT
                                    FOR THE
                       ANNUAL MEETING OF THE SHAREHOLDERS
                          TO BE HELD ON MARCH 6, 1997

      This proxy statement, which is being mailed to Shareholders on, or about, February 4, 1997, is provided in conjunction with the solicitation of proxies by the Board of Directors of Engineered Support Systems, Inc. ("ESSI" or "Company") for use at the 1997 Annual Meeting of the Shareholders of the Company to be held on March 6, 1997, at 10:00 a.m., at the offices of the Company, 1270 North Price Road, St. Louis, Missouri, 63132. The Notice of Meeting, the proxy, and the Annual Report are enclosed in this package. The proxy should be returned by March 5, 1997, in the enclosed self-addressed, postage prepaid, envelope.

                                     PROXY
      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company to be used at the 1997 Annual Meeting of the Shareholders.

      The shares represented by each executed proxy will be voted at the meeting in accordance with the instructions contained in the proxy subject to the conditions hereinafter set forth. In the event the Company receives an executed proxy that contains no instructions, the proxy shall be voted in accordance with the Board of Directors' recommendations as follows:

      1.  "FOR" the election of three (3) directors to hold office for three
      (3) years;

      2. "FOR" the approval of the Engineered Support Systems, Inc. 1997 Stock Option Plan for nonemployee directors and the allocation of 50,000 shares of Engineered Support Systems, Inc. Common Stock to the Stock Option Plan; and,

      3. At the discretion of those individuals named in the enclosed proxy, on any other matter that may lawfully be brought before the meeting or any adjournment thereof.

      The Company will pay the reasonable expenses associated with its solicitation of the proxies for the meeting. These expenses include the cost of preparing, assembling, and mailing the notice of the Annual Meeting of the Shareholders, the proxy, the proxy statement, the return envelopes, the cost of handling and tabulating the number of proxies received, and the reasonable fees which brokerage houses, other institutions, nominees, or fiduciaries customarily charge to forward the aforementioned material to the beneficial owners.

                              RIGHT OF REVOCATION
      Any Shareholder executing a proxy for the meeting may revoke the proxy by written notice of revocation delivered or mailed to, and received by, the Secretary of the Company at 1270 North Price Road, St. Louis, Missouri, 63132, prior to the time the proxy is voted.

                                 VOTING RIGHTS
      The Shareholders of record at the close of business on January 15, 1997, are entitled to vote at the 1997 Annual Meeting of the Shareholders. Proxies properly executed by the Company's Shareholders of record on January 15, 1997, will be voted as specified on the proxy and will be voted on all business to be voted upon at the Annual Meeting of the Shareholders and any adjournment thereof. Generally, each share is entitled to one vote.
However, with the election of Directors, each Shareholder has the right to cast as many total cumulative votes that equals the number of shares held by that Shareholder multiplied by the number of Directors to be elected. Each Shareholder may also cast the whole number of votes for each nominee or distribute them among some or all nominees. If authority is withheld to vote for an individual nominee on the proxy, the total cumulative votes will be allocated equally among the remaining nominees. As of January 15, 1997, there were 3,189,460 shares of common stock outstanding and entitled to vote.

              BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY
      The table below sets forth the number of shares of common stock (the only class of outstanding securities of the Company) known by the Company to be beneficially owned by the officers and directors of the Company as a group, and each five percent (5%) Shareholder as of January 15, 1997. Except as otherwise indicated in the footnotes to the table, the individuals listed in the table possess sole voting and investment power with respect to the shares opposite their name.

NAME OF BENEFICIAL OWNER                    SHARES OF COMMON STOCK          PERCENTAGE OF SHARES
OR IDENTITY OF GROUP                          BENEFICIALLY OWNED               OUTSTANDING<F1>
----------------------------------------------------------------------------------------------------
Michael F. Shanahan, Sr. <F2>
1270 N. Price Road
St. Louis, MO  63132
(Business Address)                                   857,461                       24.9%

All officers and directors as a
group (15 individuals including
Mr. Shanahan, Sr.) <F3>                            1,263,918                       36.7%

<F1>For purposes of this table, the calculation of the Percentage of Shares
    Outstanding is based on the number of shares of common stock outstanding as of January 15, 1997, as increased by the assumed exercise of all of the 255,000 outstanding options.

<F2>Mr. Shanahan holds substantially all of these shares as nominee of the
    Michael F. Shanahan, Sr. First Amended and Restated Revocable Living Trust dated August 10, 1990. This Trust may be revoked by Mr. Shanahan at any time prior to his death and Mr. Shanahan has all rights to vote, sell, and otherwise dispose of the stock.

<F3>Includes options granted to certain key employees and directors of the
    Company as well as those shares allocated to the officers and directors under the Engineered Support Systems, Inc. Employee Stock Ownership Plan.


                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS
      The By-laws of the Company provide for staggered terms for the
Directors.   The election of the Directors for staggered terms maintains management continuity, discourages undesirable mergers, unwanted tender offers, unwelcome proxy contests, and the ill-favored exertion of control by a large block of common stock.

      The nominees, Michael F. Shanahan, Sr., Michael F. Shanahan, Jr., and Earl E.Walker, are each proposed to be elected at the Annual Meeting of the Shareholders on March 6, 1997, for a three (3) year term that will expire in March of 2000. The shares of common stock represented by properly executed proxies will be voted for the nominees. All nominees have consented to be named and serve, if elected. If any nominee is unable to serve (which management has no reason to expect) the individuals named in the proxy intend to vote for the balance of those named and for a substitute nominee, if management recommends a vote for the substitute nominee.


          THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE THREE
                          (3) NOMINEES TO THE BOARD.

      The following table sets forth the principal occupation, the year in which their current term ends, the year in which they were first elected a director, the number of shares of common stock they beneficially owned as of January 15, 1997, the percent of the total shares outstanding which they own, and the age of each director and nominee.

                                         CURRENT                                            PERCENTAGE OF
NAME AND PRINCIPAL                         TERM            FIRST     STOCK BENEFICIALLY       SHARES<F1>
OCCUPATION OR EMPLOYMENT                   ENDS           ELECTED    OWNED AS OF 1/15/97      OUTSTANDING            AGE
------------------------------------------------------------------------------------------------------------------------------
Michael F. Shanahan, Sr.                   March          December           857,461             24.9%                57
  Chairman of the Board,                    1997            1983
  President, and
  Chief Executive Officer ESSI;
  Chairman, Engineered Air
  Systems, Inc. ("EASI"); Chairman
Engineered Specialty
   Plastics, Inc. ("ESPI")

John J. Wichlenski                         March           March              75,989              2.2%                53
Chief Executive Officer                     1998            1992
and President EASI

W. Raymond Barrett                         March          December             8,125                 <F2>             64
President                                   1999            1984
Bio-Medical Systems, Inc.

LTG Kenneth E. Lewi                        March           March              14,300                 <F2>             66
US Army, Retired                            1998            1992

Earl W. Wims, Ph.D.                        March           March              12,500                 <F2>             57
Chairman                                    1998            1992
Marketing Horizons, Inc.

Thomas J. Guilfoil                         March           March              56,500              1.6%                77
Attorney at Law                             1999            1993
Guilfoil, Petzall & Shoemake

Alexander M. Cornwell                      March           March               6,500                 <F2>             70
President                                   1999            1993
Cornwell Consulting

Earl E. Walker<F3>                         March           March               3,500                 <F2>             76
Chairman of the Board and President         1997            1996
Carr Lane Manufacturing Company

Michael F. Shanahan, Jr.<F4>               March          December            46,061              1.3%                30
Producer                                    1997            1994
Lockton Companies


<F1>See footnote (1) to Beneficial Ownership of Common Stock of the Company
    table.

<F2>The percentage of shares is less than one percent (1%).

<F3>The Board appointed Earl E. Walker to serve the remaining term of former director John J. Quinn on March 6, 1996.

<F4>The board appointed Michael F. Shanahan, Jr. to serve the remaining term of former director Jerome V. LaBarbera on December 15, 1994.

      Michael F. Shanahan, Sr. has been a Director of both ESSI and Engineered Air Systems, Inc. ("EASI") since their formation. Mr. Shanahan was elected Chairman of the Board of ESSI and EASI in July of 1987. He has served as Chief Executive Officer of ESSI since 1985. Mr. Shanahan is also the Chairman of ESSI's commercial subsidiary, Engineered Specialty Plastics, Inc. ("ESP").

      John J. Wichlenski has been President and Chief Executive Officer of EASI since July, 1992. He served as EASI's Executive Vice President from March, 1990 to July, 1992 and as Group Vice President of Operations from March, 1988 to March, 1990. Mr. Wichlenski joined EASI as the Vice President of Engineering in August, 1986.

      W. Raymond Barrett has been the President and principal shareholder of Bio-Medical Systems, Inc., a manufacturer of medical monitoring equipment, since January, 1975. W. Raymond Barrett is the brother-in-law of Mr. Shanahan, Sr.

      Alexander M. Cornwell, Jr. is a licensed professional engineer. Mr. Cornwell was the Chairman and Chief Executive Officer of Street Industries, Inc. of St. Louis, from 1985 through 1988. Mr. Cornwell has extensive experience with respect to the overall operation and management of manufacturing concerns dating back to 1950. Mr. Cornwell has provided consulting services to ESSI and EASI since 1988.

      Thomas J. Guilfoil is the Senior and Founding Partner of the St. Louis law firm, Guilfoil, Petzall & Shoemake. Mr. Guilfoil's distinguished legal career of over 50 years began in St. Louis in 1941.

      LTG Kenneth E. Lewi (U.S. Army, Retired) served in the United States Army for more than 34 years until his retirement in August, 989. General Lewi performs consulting services for various individuals and entities including ESSI and its subsidiaries.

      Earl W. Wims, Ph.D., has been Chairman of Marketing Horizons, Inc., a marketing research and consulting firm, since 1986. Dr. Wims is nationally recognized for his work in market strategy and focus.

      Earl E. Walker, has been President and principal shareholder of Carr Lane Manufacturing Company since he founded the company in 1952. Carr Lane is a global leader in tooling, jig, and fixture components.

      Michael F. Shanahan, Jr. has been a producer for Lockton Companies, an Insurance concern, since October, 1994. Prior thereto, he served as Assistant to the Chairman of the Board of ESSI since 1991. Mr. Shanahan, Jr. joined EASI in January, 1990, as a Marketing Representative.

                        DIRECTOR MEETINGS AND COMMITTEES
      During the fiscal year ended October 31, 1996, the Board of Directors of the Company met five (5) times. The Board has three committees, Executive, Compensation and Audit.

      The Executive Committee for fiscal year 1996 was Michael F. Shanahan, Sr., W. Raymond Barrett, John J. Wichlenski, and Michael F. Shanahan, Jr. The principal function of the Executive Committee is to execute all the authority and power of the full Board of Directors in the management and operation of the Company and to act on behalf of the Board between regular meetings of the Board of Directors. The Executive Committee met on several occasions, as needed, throughout the course of fiscal year 1996.

      The Audit Committee for fiscal year 1996 was Thomas J. Guilfoil, Earl
E. Walker, Alexander M. Cornwell., and Michael F. Shanahan, Jr. The Audit Committee met twice during fiscal year 1996 with representatives of the Company and representatives of the Company's independent accountants. The function of the Audit Committee is to: review, from time to time, the financial statements of the Company; meet, together and separately, with management of the Company and its independent accountants to discuss the financial statements and general accounting policies of the Company; and, review the management letter issued by the independent accountants and the Company's responses thereto.

      The Compensation Committee for fiscal year 1996 was Kenneth E. Lewi,
W. Raymond Barrett, Earl W. Wims, Ph.D., and Michael F. Shanahan, Jr. The purpose of the Compensation Committee is to review and approve the Company's and its subsidiaries' compensation policies and arrangements as well as to administrate the Company's stock option plans. Members of the Compensation Committee are restricted from voting on matters which affect them. The Compensation Committee met twice during fiscal year 1996.

                                 DIRECTORS FEES
      Directors who are not full-time employees of the Company are paid $500 for each meeting of the Board of Directors or of committees for which they attend, and $250 per month during their term. The outside directors are also reimbursed for expenses incurred in attending such meetings.

                            AFFILIATION OF DIRECTORS
      The Company has a consulting agreement with LTG Kenneth E. Lewi (U.S. Army, Retired) that may be terminated upon thirty (30) days written notice by either party. LTG Lewi received $12,000 pursuant to this agreement during the year ended October 31, 1996.

      The Company has a consulting agreement with Michael F. Shanahan, Jr. that may be terminated upon ninety (90) days written notice. This agreement provides for payments of $2,000 per month.

              REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
                                 COMPENSATION
      The following report is provided by the Compensation Committee of the Board of Directors. The Committee supervises the Company's Executive Compensation Program ("Program") and is directly responsible for compensation actions affecting the Chairman, Chief Executive Officer, President, and other executive officers of the Company. The Committee, which consists entirely of non-employee directors, met twice in fiscal year 1996.

EXECUTIVE COMPENSATION PHILOSOPHY

      The Program is designed and administered to relate executive compensation to the four basic objectives of competitive position, Company performance, Shareholder return, and individual performance. With respect to competitive position, the Program is designed to pay competitive compensation so the Company can attract and retain highly qualified executives. To assist in determining competitive compensation practices, the Committee frequently utilizes information about other companies' compensation levels, including information provided by qualified independent consultants.

       The Program is designed to reflect overall Company performance in determining compensation levels and compensation changes. The Committee considers the Company's overall performance in meeting both short-term and long-term objectives. The Committee considers achievement of operating objectives in areas such as contract backlog, earnings, and cash management as well as progress towards long term strategic objectives. With respect to Shareholder return, the Program is designed to establish a direct link between the interests of the Company's executives and its Shareholders. This is accomplished by allocating a portion of executive compensation to performance based equity compensation. The Committee also considers the executive's performance and contribution to the Company's results in determining appropriate compensation levels.

THE EXECUTIVE COMPENSATION PROGRAM

      To achieve its objectives, the Program consists of three basic elements, base salary, incentive cash compensation, and performance equity compensation. Base salaries are reviewed annually. Salary changes reflect overall Company performance, pay competitiveness, and the individual's performance.

      A substantial portion of each executive's annual cash compensation is tied to Company performance through the Company's Executive Incentive Plan ("Plan"), an annual incentive cash compensation plan which was amended by the Board of Directors, effective November 1, 1993. The aims of the Plan are: focusing attention of personnel on profits and the continuing growth of the Company; increasing efficiency, lowering costs, and enhancing profits; encouraging teamwork throughout the organization in the achievement of a common task; encouraging continuity of management thinking and action over the years; and, improving the Company's ability to attract and retain competent personnel.

      Under the Plan, a yearly Incentive Plan Pool is created and distributed in accordance with a Bonus Plan. The Bonus Plan is based on successful financial performance by the Company and its subsidiaries, Engineered Air Systems, Incorporated ("EASI") and Engineered Specialty Plastics, Incorporated ("ESP"). The Bonus Plan is based on a combination of ESSI's earnings and the earnings of the subsidiary in which the individual is employed. Bonuses will only be paid if minimum earnings for both the Company and the participant's subsidiary are achieved.

      The Incentive Plan Pool is allocated among the Participants of the Plan according to a formula which splits aggregate incentive compensation into two components: fixed and discretionary. The fixed portion is allocated to the Plan Participant's Incentive Account according to the achievement of designated earnings per share benchmarks. The discretionary portion is allotted to the Compensation Committee of Board of Directors for allocation to individual Participants as merited by their performance.

      Consistent with the Plan, the Committee determines the annual Incentive Compensation payment for each executive at the end of each fiscal year on the basis of the Company's performance in key areas such as earnings, contract
backlog,  and cash management.   The Committee also considers the executive's
individual contribution to the Company's performance and the executive's contribution to the Company's progress towards the Company's long term strategic objectives. Even though based on objective measures, a proportion of the Incentive Compensation payment is subjective in that a proportion of the amount is left to the discretion of the Compensation Committee.

      To ensure that management's interests are directly tied to Shareholder return, a substantial portion of executive total compensation is provided by equity compensation. To place emphasis on Shareholder return, the Company, pursuant to Shareholder approval, adopted the 1992 and 1993 Stock Option Plans ("Option Plans"). As of October 31, 1996, there were 310,325 options reserved for issuance under the Option Plans. All options granted, to date, have been awarded or reissued at an exercise price equal to the fair market value of the stock on either the date of the award or reissue. The Option Plans are administered by the Compensation Committee and option awards are either made subjectively based upon the evaluations of the Company's performance in key areas such as earnings, contract backlog, and cash management, or as an incentive to promote Shareholder return by raising stock price from a specified level. The Committee also considers the executive's contribution to the Company's progress towards long term strategic objectives in the award of stock options.

FISCAL YEAR 1996 EXECUTIVE OFFICER COMPENSATION

      In determining the fiscal year compensation for the executive officers, the Committee considered information in an executive compensation survey from a nationally recognized independent consulting firm. The comparison companies in the compensation survey were selected on the basis of their size, products, and markets served. With respect to base salary, bonus, and total compensation, the Chairman and Chief Executive Officer's and the other executives officers' compensation was significantly below the median levels for the chairman and chief executive officers and other executive officers in the comparable group of companies.

      In determining the fiscal year 1996 Performance Compensation payments for the Chief Executive Officer and the other executive officers, the Committee considered the Company's operating performance and return to Shareholders. On a per share basis, fiscal year 1996 net income, net revenues, and book value increased 35%, 25%, and 19%, respectively, over fiscal year 1995. Share price also increased forty-eight percent (48%) from $6.50 per share on October 31, 1995 to $9.625 per share on October 31, 1996.

      Based on the subjective evaluation of the above factors, the Committee approved the base annual salary of $356,600 and an Executive Incentive Plan payment of $350,000 for the Chairman and Chief Executive Officer of the Company which resulted in fiscal year 1996 total cash compensation at a level comparable to the median levels for the chairman and chief executive officers of the comparable companies in 1996. Based on the subjective evaluation of the above factors, the Committee approved the base annual salary of $131,600 and an Executive Incentive Plan payment of $88,400 for the President and Chief Executive Officer of Engineered Air Systems, Inc. which resulted in fiscal year 1996 total cash compensation at a level that was comparable to median levels for the president and chief executive officers of comparable companies in 1996. Based on the subjective evaluation of the above factors, the Committee approved the base annual salary of $85,400 and an Executive Incentive Plan payment of $48,850 for the Executive Vice President and Chief Financial Officer of Engineered Support Systems, Inc. which resulted in fiscal year 1996 total cash compensation at a level that was comparable to median levels for the executive vice presidents and chief financial officers of comparable companies in 1996. The Committee also awarded 15,000, 10,000, and 7500 executive options under stock option plans to Mr. Shanahan, Mr. Wichlenski, and Mr. Gerhardt, respectively.

      The Company does have employment agreements with its Chairman and Chief Executive Officer, the President and Chief Executive Officer of EASI, and the Executive Vice President and Chief Financial Officer of ESSI. These Employment Agreements are discussed in detail in the next section of this proxy statement.

SUMMARY

      Through the design and management of the Executive Compensation Program, as described above, the Committee believes total compensation of the Company's executives is linked directly to Company performance, individual performance, and Shareholder return. The Committee will continue to emphasize performance based and stock based compensation that is consistent with individual performance and that links management and Shareholder interests. We conclude that the Company's performance, Mr. Shanahan, Sr.'s performance, and the competitive market warrant the compensation package approved for Mr. Shanahan. Sr. and the other executive officers.

The Compensation Committee:
      Kenneth E. Lewi, Chairman
      W. Raymond Barrett
      Earl W. Wims, Ph.D.
      Michael F. Shanahan, Jr.

                             EMPLOYMENT AGREEMENTS
      ESSI and its subsidiaries, EASI and ESP, have entered into employment agreements with certain executive officers. The following represents a summary of the terms and conditions of those agreements with the Chairman and Chief Executive Officer of ESSI, the President and Chief Executive Officer of EASI, and the Executive Vice President and Chief Financial Officer of ESSI.

      CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER OF ESSI. The employment agreement with Michael F. Shanahan, Sr. was executed on November 1, 1989, and is for a term of five (5) years. Unless terminated by either party upon thirty
(30) days prior written notice or for cause upon seven (7) days notice, this employment agreement continues on a year-to-year basis. On November 1, 1995 the employment agreement was continued for three (3) years. The current base salary under this agreement is $356,600.

      If the agreement is terminated by ESSI, for other than cause, Mr. Shanahan is entitled to termination pay equal to twice his total annual compensation for the fiscal year of the Company ending immediately prior to the date of termination, payable in 24 equal monthly payments. The employment agreement prohibits Mr. Shanahan from competing with the Company for a period of one year after termination of his employment. The employment agreement further provides that he shall be entitled to a bonus in accordance with the terms and conditions of a bonus plan which is based on the net income per share of ESSI.

      The Company entered into a split dollar life insurance agreement with the Michael F. Shanahan, Sr. Irrevocable Life Insurance Trust. Under this arrangement, the Company will continue to make annual premium payments for Mr. Shanahan, but the Company will be reimbursed for premiums paid out of the cash surrender value in the event such policies are surrendered or out of the proceeds at death. As provided for by the insurance policy, the Company can and has borrowed funds against the cash surrender value. The life insurance trust is the owner and beneficiary of the policy, subject to the assignment of proceeds and the cash surrender value to the Company to reimburse the Company for the premiums paid by it. The Company has agreed to keep such policies in existence during the tenure of the employment agreement which provides that a life insurance policy must be maintained in full force and effect during the term of the agreement.

      The employment agreement provides that ESSI will pay Mr. Shanahan an expense allowance, the cost of membership in clubs, a car allowance, and reimbursement for other expenses on behalf of the ESSI and its subsidiaries.

      The employment agreement also provides for deferred compensation to be paid in the event of the retirement, disability, or death of Mr. Shanahan. For disability, the benefit is $12,000 per month for a maximum of sixty (60) consecutive months. For retirement or death, the benefit is $12,000 per month for twenty-four (24) months. Although Mr. Shanahan may vote on such employment agreement upon the recommendation of the Compensation Committee, he has abstained from voting on such matters.

      PRESIDENT AND CHIEF EXECUTIVE OFFICER OF EASI.  Under the terms of John
J. Wichlenski's employment agreement with EASI, effective November 1, 1995, Mr. Wichlenski is paid a base annual salary of $131,600. Under the terms of the ESSI Amended and Restated Executive Incentive Plan, Mr. Wichlenski also receives a bonus that is based upon ESSI's and EASI's profitability. Mr. Wichlenski has also been granted a club membership and he is reimbursed for expenses associated with performing his duties on behalf of the Company and EASI. The Company has also entered into a split dollar life insurance agreement with Mr. Wichlenski similar to its agreement with Mr. Shanahan.

      EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF ESSI. Under the terms of Gary C. Gerhardt's employment agreement with ESSI, effective August 1, 1995, Mr. Gerhardt is paid a base annual salary of $85,400. Under the terms of the ESSI Amended and Restated Executive Incentive Plan, Mr. Gerhardt also receives a bonus that is based upon ESSI's and EASI's profitability. Mr. Gerhardt is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company has also entered into a split dollar life insurance agreement with Mr. Gerhardt similar to its agreement with Mr. Shanahan.

                          EXECUTIVE COMPENSATION
      The following table sets forth the compensation for the Company's Chief Executive Officer and all other Executives whose compensation in 1996 exceeded $100,000:

                                               ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                                        ---------------------------------    ------------------------------------
                                                                                        AWARDS            PAYOUTS
                                                                             --------------------------   -------
                                                                                                           LTIP
                                        SALARY               OTHER ANNUAL     RESTRICTED      NUMBER OF   PAYOUTS   ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR       <F1>       BONUS    COMPENSATION    STOCK AWARDS      OPTIONS     <F2>    COMPENSATION
--------------------------------------------------------------------------------------------------------------------------------
Michael F. Shanahan Sr.       1996      $357,400  $350,000        $0              $0           15,000       $0       $24,500<F3>
  Chairman of the Board,      1995      $212,100  $250,000        $0              $0           10,000       $0       $25,100
  President, Chief            1994      $186,400        $0        $0              $0                0       $0       $24,200
  Executive Officer (ESSI)

John J. Wichlenski            1996      $131,700   $88,400        $0              $0           10,000       $0        $6,200<F4>
  President and Chief         1995      $133,100   $50,000        $0              $0            5,000       $0        $5,000
  Executive                   1994      $118,000   $12,000        $0              $0                0       $0        $2,800
  Officer (EASI)

Gary C. Gerhardt              1996       $85,400   $48,850        $0              $0            7,500       $0        $4,300<F5>
  Executive Vice              1995       $83,533   $27,500        $0              $0            5,000       $0        $2,200
  President                   1994         ----      ----        ----            ----            ----      ----        ----
  and Chief Financial
  Officer (ESSI)<F6>

<F1>This amount includes base salary, expenses, and automobile reimbursement allowances. Mr. Shanahan's expenses for fiscal year 1996 were $800. Mr. Wichlenski's expenses for fiscal year 1996 were $100.

<F2>There were no long-term incentive plan awards granted during the three year period ending October 31, 1996.

<F3>This amount includes $14,000 accrued pursuant to Mr. Shanahan's employment agreement which provides for deferred compensation to be paid in the event of retirement, disability, or death; $6,300 pursuant to the benefit of life insurance premiums paid by the Company; and, $4,200 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

<F4>This amount includes $2,100 pursuant to the benefit of life insurance premiums paid by the Company and $4,100 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

<F5>This amount includes $1,600 pursuant to the benefit of life insurance premiums paid by the Company and $2,700 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

<F6>Compensation for Mr. Gerhardt is not presented for 1994 because the SEC's criteria for inclusion were not met.

                            PERFORMANCE GRAPH
      The following graph compares the annual percentage change in the Company's cumulative total Shareholder return on its common stock with (i) the cumulative total return on the S&P 500 composite index and with (ii) the cumulative total return of the S&P Manufacturing (Diversified Industry) index for the period October 31, 1991 through October 31, 1996.


                   COMPARISON OF FIVE YEAR CUMULATIVE
      RETURN AMONG ENGINEERED SUPPORT SYSTEMS, INC., S&P 500 INDEX
           AND S&P MANUFACTURING (DIVERSIFIED INDUSTRY) INDEX

                                                                                     S&P
Measurement Period                      Engineered                              Manufacturing
------------------                       Support                 S&P            (Diversified
(Fiscal Year Covered)                  Systems, Inc.          500 Index        Industry) Index
---------------------                  -------------          ---------        ---------------
Measurement Pt 10/31/91                   $100                  $100                $100

FYE 10/31/92                               $89                  $110                $109
FYE 10/31/93                              $215                  $126                $132
FYE 10/31/94                              $237                  $131                $146
FYE 10/31/95                              $386                  $166                $184
FYE 10/31/96                              $573                  $206                $254


                          EMPLOYEE EQUITY PLANS
      The Company has reserved 310,325 shares of common stock for issuance under two (2) stock option plans adopted in 1992, and 1993 ("option plans"). The option plans provide for the award of stock options to employees and non-employee directors of the Company. The option plan for the employees is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority, subject to the terms of the option plans, to determine optionees and the number of shares subject to each option granted. The option plan for the nonemployee directors is admistered by the Chairman of the Board. Subject to continuation of employment, options granted under the option plans must be exercised by the optionee within five
(5) years from the date of grant. The exercise price for options granted on, or after, August 21, 1985, is equal to the fair market value of the common stock at the date of grant. As of October 31, 1996, fifty (50) employees and directors held options under these plans.

      The following tables show, as to executive officers previously listed, the options granted, aggregate options exercised, and option values during the fiscal year ended October 31, 1996.

                                    THE OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                    ------------------------------------------
                                                             INDIVIDUAL GRANTS
                                          ----------------------------------------------------
                                                                                               Potential realizable value at assumed
                                                                                                    annual rates of stock price
                                                       PERCENT OF                                  appreciation for option term
                                                      TOTAL OPTIONS     EXERCISE                   ----------------------------
                                          OPTIONS      GRANTED IN        PRICE      EXPIRATION     5% ASSUMED     10% ASSUMED
                                          GRANTED      FISCAL YEAR     PER SHARE       DATE            RATE          RATE
-----------------------------------------------------------------------------------------------------------------------------------
Michael F. Shanahan, Sr.                  15,000          15.5%         $6.125        12/7/00        $25,400        $56,100

John J. Wichlenski                        10,000          10.4%         $6.125        12/7/00        $16,900        $37,400

Gary C. Gerhardt                           7,500           7.8%         $6.125        12/7/00        $12,700        $28,000

Note:  No stock appreciation rights have ever been granted by the Company.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTIONS/SAR VALUES
    ------------------------------------------------------------------------------------------
                                                                         NUMBER OF        NUMBER OF
                                         NUMBER OF                       OPTIONS AT       OPTIONS AT
                                          SHARES                          10/31/96         10/31/96
                                        ACQUIRED ON     VALUE           EXERCISABLE/     EXERCISABLE/
NAME                                      EXERCISE     REALIZED         UNEXERCISABLE    UNEXERCISABLE
--------------------------------------------------------------------------------------------------------
Michael F. Shanahan, Sr.                  59,500       $210,900             0/0             $0/$0

John J. Wichlenski                        22,000       $130,900           35,000/0        $200,600/$0

Gary C. Gerhardt                               0             $0           30,500/0        $189,900/$0

Note:  No stock appreciation rights have ever been granted by the Company.

                                PROPOSAL TWO
APPROVAL OF THE ENGINEERED SUPPORT SYSTEMS, INC. 1997 STOCK OPTION PLAN FOR
  NONEMPLOYEE DIRECTORS ALLOCATION OF 50,000 SHARES OF COMMON STOCK TO THE
                                   PLAN.


      The Company is seeking shareholder approval of the Engineered Support Systems, Inc. 1997 Stock Option Plan for Nonemployee Directors (the "1997 Plan") and allocation of 50,000 shares of Engineered Support Systems, Inc. Common Stock to the Plan. If approved, the Company proposes to implement after March 6, 1997. The 1997 Plan is being proposed in order to maintain the Company's compliance with Rule 16b-3 of the Securities and Exchange Act of 1934 ("Act"). Rule 16b-3 provides that certain stock transactions by executive officers and directors of public companies ("Reporting Persons"), pursuant to the stock based benefit plans of such companies, will be exempt from certain provisions of Section 16 of the Act if the plans conform to certain requirements. Generally, these requirements impose restrictions on the timing of such transactions and restrictions on how the plans may award benefits or who may make decisions as to the amount, timing, and recipients of awards under such plans.

      Rule 16b-3 provides that persons having discretion as to awards under the Company's plans, in which Reporting Persons participate, may not themselves be eligible to receive awards under such plans and, therefore, must be "disinterested". The members of the Company's Compensation Committee are ineligible to receive awards under the plans they administrate.

      The 1997 Plan for Nonemployee Directors, as proposed, is intended to meet the requirements of Rule 16b-3. The persons eligible to participate in the 1997 Plan will be nonemployee members of the Board of Directors. The Plan provides for the granting of stock options of the Company's common stock to Nonemployee Directors. Under the terms of the Plan, an initial grant of 2,500 shares will be awarded to each Nonemployee Director immediately following the first Annual Shareholders Meeting after such Director is first elected or appointed. Subsequent annual grants of 1,000 shares will be made immediately following each Annual Shareholders Meeting to all Nonemployee Directors who have previously received initial grants. The Chairman of the Board, or his designee, will administer the Plan.

The complete text of the 1997 Stock Option Plan for Nonemployee Directors is included in the proxy statement. The options shall be granted at the fair market value of the common stock at the date it is awarded. The options expire five (5) years from the date of grant, unless ended sooner due to the termination of service or death of the optionee. In the event of death, the estate of the deceased has the right, for six (6) months after the date of death, to exercise the options. The options granted are not transferable or assignable. The foregoing summary of the 1997 Stock Option Plan for Nonemployee Directors is qualified by reference to the text of the Plan.


 THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE
               STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS



              RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
      Price Waterhouse LLP, independent certified public accountants, have been the auditors of the accounts of the Company since 1991, including the fiscal year ended October 31, 1996. ESSI anticipates that representatives of Price Waterhouse LLP will be present at the 1997 Annual Meeting of the Shareholders and Price Waterhouse LLP will have the opportunity to make a statement if they so desire at that time. Price Waterhouse LLP will also be available to respond to appropriate questions raised at the 1997 Annual Meeting of the Shareholders.

      Price Waterhouse LLP has informed the Company that it does not have any direct financial interest in the Company and that it has not had any direct connection with the Company as either a promoter, an underwriter, a director, an officer, or an employee.

      As is customary, accountants for the current fiscal year will, upon the recommendation of the Audit Committee, be appointed by the Board of Directors at their meeting immediately following the Annual Meeting of the Shareholders.

             SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
      Shareholder proposals intended to be presented at the 1998 Annual Meeting of the Shareholders must be received by the Company no later that October 31, 1997, for inclusion in the Company's proxy statement and proxy for that meeting. The proposals should be submitted to the Company at 1270 North Price Road, St. Louis, MO, 63132, Attention: Corporate Secretary.

                               OTHER MATTERS
      Other than the foregoing, the Board of Directors does not intend to bring any other matter before the meeting and does not know of any matter which anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, the individuals named in the accompanying proxy, or their duly qualified substitutes acting at the meeting, will be deemed authorized to vote or otherwise act in accordance with their judgment on such matters.



                                  By order of the Board of Directors



                                  /s/ Gary C. Gerhardt

                                  Gary C. Gerhardt, Secretary



Dated:  February 4, 1997





NOTICE: Upon written request from any Shareholder of record as of January 15, 1997 (or any beneficial owner representing they are or were entitled to vote at the 1997 Annual Meeting), the Company will furnish to such Shareholder, without charge, its Annual Report on Form 10-K for the year ended October 31, 1996, as filed with the Securities and Exchange Commission, including financial statements. The Company may impose a reasonable fee for its expense in connection with providing exhibits referred to in such form 10-K, if the full text of such exhibits are specifically requested. Requests should be directed to: Investor Relations, Engineered Support Systems, Inc., 1270 North Price Road, St. Louis, MO, 63132

                   ENGINEERED SUPPORT SYSTEMS, INC.
           1997 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS


                    ARTICLE I. GENERAL PROVISIONS
      Section 1. Purpose of Plan. The purpose of the Engineered Support Systems, Inc. 1997 Stock Option Plan for Nonemployee Directors (the "Plan") is to enhance the profitability and value of Engineered Support Systems, Inc. (the "Company") and its shareholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable nonemployee directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

      Section 2. Definitions of Terms as Used in the Plan.
      (a) "Affiliate" means any subsidiary or parent of the Company.

      (b) "Award" means a Stock Option granted under Article II.

      (c) "Plan Administrator" means the Chairman of the Board of Engineered Support Systems, Inc.

      (d) "Company" means Engineered Support Systems, Inc.

      (e) "Director" means a member of the Board of Directors of Engineered Support Systems, Inc.

      (f) "Plan" means the Engineered Support Systems, Inc. 1997 Stock Option Plan for Nonemployee Directors.

      (g) "Stock" means the $.0l par value common stock of Engineered Support Systems, Inc.

      Section 3. Authorization and Reservation. There shall be established a reserve of 50,000 shares of Stock of authorized and unissued shares, which shall be the total number of shares of Stock that may be issued pursuant to Awards. The Board of Directors may, from time to time, increase the number of shares allocated to the Plan as approved by the Board of Directors. The reserve may consist of authorized but unissued shares of Stock or of reacquired shares, or both. Upon the cancellation or expiration of an Award, all shares of Stock not issued thereunder shall become available for the granting of additional Awards.

      Section 4. Administration of the Plan. The Chairman of the Board of Engineered Support Systems, Inc. shall administer the Plan. Subject to the terms of the Plan, the Plan Administrator shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts Plan Administrator believes reasonable and proper, including the power to delegate responsibility to others to assist in administering the Plan.

      Section 5. Participation in the Plan. Each member of the Company's Board of Directors (a "Director") who is not otherwise an employee of the Company or any subsidiary of the Company (an "Eligible Director") shall be eligible to participate in the Plan.

                        ARTICLE II.  STOCK OPTIONS
      Section 1. Description. All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

      Section 2. Terms and Conditions.

            (a) Each Stock Option shall be set forth in a written Notice containing such terms and conditions as the Plan Administrator may determine, subject to the provisions of the Plan.

            (b) The purchase price of any shares exercised under any Stock Option must be paid in full upon such exercise. The payment shall be made in such form, which may be in cash or stock, as the Plan Administrator may determine.

            (c) No Stock Option may be exercised after the expiration of five (5) years from the date such Option is granted unless such term is extended by the Plan Administrator as evidenced in writing.

      Section 3. Option Grant Size and Grant Dates.

            (a) Initial Grants. An option to purchase 2,500 Shares (as adjusted pursuant to Article VI, Section 6) shall be granted to each Eligible Director immediately following the Annual Meeting at which such Director is first elected or immediately following the first Annual Meeting after such Eligible Director is first elected or appointed by the Board to be a Director, whichever is applicable; provided, that if an Eligible Director who previously received an Initial Grant terminates service as a Director and is subsequently elected or appointed to the Board, such Director shall not be eligible to receive a second Initial Grant, but shall be eligible to receive only Annual Grants as provided in Section 3 (b), beginning with the Annual Meeting held during the fiscal year immediately following the year in which such Director was reelected or appointed.

            (b) Annual Grants. An option to purchase 1,000 Shares (as adjusted pursuant to Article VI, Section 6) shall be granted automatically each year, immediately following the Annual Meeting, to each Director who is an Eligible Director at such time and who has received an Initial Grant, such grants to begin with the Annual Meeting held during the fiscal year immediately following the year in which the Eligible Director receives an Initial Grant.

      Section 4. Option Exercise Price. The option exercise price per share for an Initial or Annual Grant shall be the closing price of the Stock on the date that the Stock Option is granted.

                       ARTICLE III.  FORFEITURE OF AWARDS
      Section 1. Termination Other Than By Retiremement, Disability, or Death. In the event of the termination of an optionee's service as a Director, other than by reason of retirement, total and permanent disability, or death, the then-outstanding options of such optionee shall automatically expire on the effective date of such termination. For purposes of the Plan, the term "by reason of retirement" means (i) mandatory retirement pursuant to Board policy or (ii) termination of service at a time when the optionee would be entitled to a retirement benefit under the Engineered Air System, Inc. Employee Stock Ownership Plan as then in effect, if the Eligible Director were an employee of the Company.

      Section 2. Termination By Retirement or Disability. In the event of the termination of an optionee's service as a Director by reason of retirement or total and permanent disability, the then-outstanding options of such optionee shall become exercisable, to the full extent of the number of Shares remaining covered by such options, regardless of whether such options were previously exercisable, and each such option shall expire four years after the date of such termination or on the stated grant expiration date, whichever is earlier.

                          ARTICLE IV. DEATH OF AWARDEE
      Section 1. Death Of Optionee. Upon the death of an Award recipient, a Stock Option, to the extent exercisable on the date of his death, may be exercised at any time within six (6) months after the recipient's death, but not after the expiration of the term of the option, by the recipient's personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution for the State of Missouri.

              ARTICLE V.  EXERCISE OF OPTION AND ISSUANCE OF STOCK
      Section 1. Exercise of Option. The holder of an Award shall exercise its right to acquire the Stock pursuant to the Award by written notice to the Secretary of the Company at 1270 North Price Road, St. Louis, Missouri, 63132. Written notice shall set forth the number of shares for which the exercise is applicable together with a check for the purchase price for the Stock. If the holder of the Award exercises his option for less than the total number of Shares awarded, he will execute such documents as required by the Corporate Secretary for the remaining number of shares subject to the Award.

      Section 2. Endorsement on Stock Certificates.

            (a) The Stock issued pursuant to an Award shall be restricted before Stock is issued until the Plan is registered in accordance with the provisions of the applicable Securities Act and the provisions of applicable state securities laws or until the Stock may be transferred in accordance with an exemption from registration.

            (b) Until registered, the certificate or certificates representing the shares issued by the Company to any of the parties hereto shall have endorsed upon them the following legend:

      "The shares represented by this certificate have not been registered pursuant to the Securities Act of 1934 or the Missouri Uniform Securities Act, and therefore are 'restricted securities' within the meaning of the Act. These shares have been acquired for investment and not with a view to distribution or resale and may not be made subject to a security interest, pledge, hypothecation, or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1934 or the Missouri Uniform Securities Act or an opinion of counsel for the corporation that registration is not required under the Acts."

                    ARTICLE VI.  OTHER GOVERNING PROVISIONS
      Section 1. Transferability. No Award shall be transferable other than by will or the laws of descent and distribution as set out in Article V, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him or at his death by his legal representative within six (6) months after such date.

      Section 2. Rights as a Shareholder. A recipient of an Award shall, unless the terms of the Award provide otherwise, have no rights as a shareholder with respect to any options or shares which may be issued in connection with the Award until the issuance of a Stock certificate for such shares, and no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate.

      Section 3. General Conditions of Awards. No employee or other person shall have any right with respect to this Plan, the shares reserved or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

      Section 4. Limitation as to Directorship. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

      Section 5. Acceleration. The Plan Administrator may in its sole discretion accelerate the date of exercise of any Award.

      Section 6. Adjustments. Upon any Stock split-up, Stock dividend, combination or reclassification of shares of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, appropriate adjustments shall be made to the shares reserved under Article I of the Plan and the terms of the outstanding Awards.

      Section 7. Withholding of Taxes. The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award.

      Section 8. No Warranty of Tax Effect. Except as may be contained in the terms of any Award, no opinion is expressed nor warranties made as to the effect for federal, state, or local tax purposes of any Awards.

      Section 9. Amendment of Plan. The Board of Directors of the Company may from time to time amend, suspend or terminate the Plan, in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that (1) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient's consent; (2) no amendment may withdraw the authority from the Plan Administrator to administer the Plan; (3) no amendment may change the persons who may be eligible; and (4) no amendment may change the restrictions in the Plan against the transferability of Awards.

      Section 10. Construction of Plan. The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri.

                     ARTICLE VII.  EFFECTIVE DATE AND TERM
      This Plan shall be effective upon approval by the Stockholders of the Company. The Plan shall continue until October 31, 2002 unless extended by the Board of Directors, when it shall terminate. Any balances in the Share Reserve shall be canceled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Awards and to conclude the administration of the Plan.

                            (Detach Proxy Form Here)
--------------------------------------------------------------------------------

PROXY                   ENGINEERED SUPPORT SYSTEMS, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR ANNUAL MEETING OF SHAREHOLDERS MARCH 6, 1997

The undersigned hereby appoints Michael F. Shanahan, Sr. proxy, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Engineered Support Systems, Inc. to be held at the offices of the Company, 1270 North Price Road, St. Louis, Missouri 63132 on Thursday, March 6, 1997, and at any adjournments thereof, on all matters coming before said meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the REVERSE SIDE. The Proxy cannot vote your shares unless you sign and return this card.

                               / /  Attend meeting

                        DATE
                            ------------------

                        SIGNATURE(S)
                                    -------------------------------------

                                    -------------------------------------
                        NOTE: Please sign exactly as name appears hereon. Joint
                              owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
                                                                See Reverse Side

                            (Detach Proxy Form Here)
--------------------------------------------------------------------------------

/X/ PLEASE MARK YOUR VOTES
    AS IN THIS EXAMPLE.

1. Election of Directors for a term of three years. Nominees: Michael F. Shanahan, Sr., Michael F. Shanahan, Jr., Earl E. Walker.

FOR  WITHHELD

/ /    / /             To withhold authority to vote for any individual nominee,
                       write that nominee's name in the space provided. Your total cumulative votes will be allocated equally among the remaining nominees.

For, except vote withheld from the following nominee(s):

-----------------------------------------------------------

2. Engineered Support Systems, Inc. 1997 Stock Option Plan for Non-employee Directors and the allocation of 50,000 shares of Engineered Support Systems, Inc. Common Stock to the Stock Option Plan.

                     / / FOR     / / AGAINST     / / ABSTAIN

                                            (change of address)

                                ------------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------

                                    APPENDIX


       The printed proxy contains a stock performance graph.
The information contained in the graph is depicted in the table that immediately follows the graph.